UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2021

ATHENA GOLD CORPORATION

(formerly Athena Silver Corporation)

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51808	90-0158978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification number)

2010 A Harbison Drive # 312, Vacaville, CA 95687

(Address of principal executive offices) (Zip Code)

(Registrant's telephone number, including area code) (707)  291-6198

______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 1.01 ITEM 2.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT COMPLETION OF ACQUISITION AND DISPOSITION OF ASSETS
ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES
ITEM 8.01	OTHER EVENTS

Entry into Material Definitive Agreement; Acquisition of Assets: Share Purchase Agreement: Nubian Resources, Ltd.

Effective December 27, 2021 (“Effective Date”), the Company simultaneously executed and consummated a definitive Share Purchase Agreement (the “SPA”) with Nubian Resources, Ltd. (“Nubian”). The SPA was the result of a previously disclosed Option Agreement with Nubian dated as of December 11, 2020, as amended by First Amendment to Option Agreement dated November 10, 2021 (the “Option”). While the Option granted the Company the right to acquire up to a 100% interest in the mining claims comprising the Excelsior Springs Prospect (the “Property”) located in Esmerelda County, Nevada, the Company and Nubian agreed to restructure the transaction so that the Company purchased 100% of the issued and outstanding shares of common stock of Nubian Resources US, Ltd (“Nubian US”), a wholly-owned subsidiary of Nubian which held the Property. By purchasing 100% of Nubian US, the Company effectively acquired the remaining 90% interest in the Property, the Company having previously acquired a 10% interest in the Property in December 2020 under the terms of the Option,

The Share Purchase Agreement is filed herewith as Exhibit 10.1. The following is a summary of the terms of the SPA, which summary is qualified in its entirety by reference to the SPA:

•	The consideration paid to Nubian for 100% of the issued and outstanding shares of Nubian US consisted of:

o	An aggregate of 50 million shares of Athena Gold Corp. common stock, which number includes the 5 million shares of common stock previously issued to Nubian under the Option; and

o	A 1% Net Smelter Royalty on all production from the Excelsior Springs Property.

•	The 50 million shares issued to Nubian were issued as “restricted securities” under the Securities Act of 1933, as amended (“Securities Act”). However, the Company has agreed to file a registration statement on Form S-1 within 90 days of the Effective Date registering the distribution by Nubian of all 50 million shares to its shareholders, pro rata. Nubian has undertaken to complete the distribution of all the shares once the S-1 registration statement has been declared effective.

•	Pending completion of the S-1 and distribution of the 50 million shares issued to Nubian, for a period of 12 months following the Effective or until Nubian owns less than 4.9% of the Athena issued and outstanding shares, Nubian has agreed to exercise its voting rights with respect to such shares in a manner to support the recommendations of the Athena Board of Directors except for (i) voting on any proposed change in control transaction or (ii) voting on any proposed sale of all or substantially all of the Excelsior Property, including a property included known as Palmetto.

•	Nubian shall be entitled to nominate one representative to serve on the Athena Board of Directors.

Interests of Officers, Directors and Principal Shareholders

The following table sets forth information with respect to beneficial ownership of our common stock by:

•	each person who beneficially owns more than 5% of our common stock;

•	each of our named executive officers;

•	each of our directors; and

•	all named executive officers and directors as a group.

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The following table shows the number of shares owned as of December 30, 2021 and the percentage of outstanding common stock owned as of that date. The table gives effect to the issuance of 50 million shares to Nubian pursuant to the SPA and does not give effect to the planned distribution of those shares by Nubian under the proposed S-1 registration statement. Each person has sole voting and investment power with respect to the shares shown, except as noted.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership (2)		Ownership as a Percentage of Outstanding Common Shares(3)

John Gibbs 807 Wood N Creek Ardmore, OK 73041	31,629,066	(4)	25.91%

John C. Power	9,873,238		8.22%

Nubian Resources, Ltd.	50,000,000		41.72%
202 Yale Court Plaza 2526 Yale Court Abbotsford, BC V2S 8G9 Canada

Brian Power	950,000		0.79%

Tyler Minnick	250,000		0.21%

John E. Hiner	250,000		0.21%

Markus Janser	250,000	(5)	0.21%

All officers and directors as a group (two persons)			9.64%

______________

(1)	Unless otherwise stated, address is 2010A Harbison Drive # 312, Vacaville, CA 95687.

(2)	Under SEC Rules, we include in the number of shares owned by each person the number of shares issuable under outstanding options or warrants if those options or warrants are exercisable within 60 days of the date of this Report. In calculating percentage ownership, we calculate the ownership of each person who owns exercisable options by adding (i) the number of exercisable options for that person only to (ii) the number of total shares outstanding and dividing that result into (iii) the total number of shares and exercisable options owned by that person.

(3)	Shares and percentages beneficially owned are based upon 119,858,700 shares outstanding on January 5, 2022.

(4)	Includes 5,165,000 shares owned by TriPower Resources, Inc., of which John D. Gibbs is President and controlling shareholder; includes 500,000 shares owned by Redwood Microcap Fund, of which Mr. Gibbs is a control person.

(5)	Does not include 50,000,000 shares of common stock of the Company registered in the name of Nubian Resources, Ltd., on whose Board Mr. Janser serves as a Director. Mr. Janser disclaims beneficial ownership of the shares held in the name of Nubian Resources, Ltd. for purposes of Section 16 of the Securities Exchange Act of 1934.

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ITEM 7.01	REGULATION FD DISCLOSURE

On January 5, 2022 the Company, along with Nubian Resources Ltd., issued a press release announcing completion of the sale by Nubian and the acquisition by Athena of the remaining 90% interest that Nubian held in the Excelsior Springs exploration project (the “Property”) located in Esmeralda County, Nevada, USA, as described in Item 1.01 above. A copy of the press release is filed herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01:	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial Statements
Pursuant to Item 7(a)(4), the Registrant declares that it is impracticable to provide the required audited financial statements relative to the acquired business at the time of this Report. Such audited financial statements required by Item 9.02(a) shall be filed not later than seventy-one (71) days after the due date of this Current Report on Form 8-K.

(b)	Pro Forma Financial Information

Pursuant to Item 9.02(b) and Item 9.02(a)(4), the Registrant declares it is impracticable to provide the required pro forma financial information relative to the acquired business at the time of this Report. Such pro forma financial information required by Item 9.02(b) shall be filed not later than seventy-one (71) days after the due date of this Current Report on Form 8-K.

(c)	Exhibits
	Item	Title

	10.1	Share Purchase Agreement dated December 27, 2021
	99.1	Press Release
	104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Athena Gold Corporation

Date: January 5, 2022	By: /s/ John C. Power
John C. Power, President

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